COMMON STOCK



COMMON STOCK

PAR VALUE $0.001

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

BERRY PETROLEUM CORPORATION

PAR VALUE $0.001

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 08579X 10 1

This Certifies that

SPECIMEN

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

CERTIFICATE OF STOCK

Berry Petroleum Corporation transferable on the share register of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

BERRY PETROLEUM CORPORATION
SEAL
DELAWARE

President and Chief Executive Officer

Secretary

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________
(State)

UNIF TRF MIN ACT– ________ Custodian (until age ____)
(Cust)
________ under Uniform Transfers
(Minor)
to Minors Act ________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________

X ________________________

X ________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.